UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2000


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                  55-0619957
         -------------                  -------                  ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

         Item 5.  Other Events

         Attached hereto as Exhibit 99 is a news release issued on June 14, 2000 by City Holding Company (the "Company") announcing the appointment of Robert A. Henson as Acting Chief Executive Officer of the Company and Acting President of City National Bank of West Virginia, to replace Steven J. Day who resigned.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements                None
                  (b) Pro Forma Financial Information     None
                  (c) Exhibits
                       99                                 News Release issued on
                                                          June 14, 2000

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CITY HOLDING COMPANY


Date: June 15, 2000
                                           By: /s/ Michael D. Dean
                                           ----------------------------------
                                           Michael D. Dean
                                           Senior Vice President - Finance,
                                           Chief Accounting Officer and
                                           Duly Authorized Officer